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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      December 16, 2003 (November 12, 2003)

                        State Auto Financial Corporation
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             (Exact name of registrant as specified in its charter)

                                      Ohio
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                 (State or other jurisdiction of incorporation)

          0-19289                                     31-1324304
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  (Commission File Number)                   (IRS Employer Identification No.)

                518 East Broad Street, Columbus, Ohio 43215-3976
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               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (614) 464-5000
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                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

                  On November 12, 2003, State Auto Financial Corporation ("STFC") entered into a new structured contingent financing credit facility with a syndicate of lenders, with KeyBank National Association serving as administrative agent, lead arranger and sole book runner. This new facility replaces STFC's former structured contingent financing credit facility which expired on November 11, 2003. The terms of this new credit facility are substantially the same as the former credit facility.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits.

Exhibit No.       Description
-----------       -----------
10.01             $100,000,000 Credit Agreement among SAF Funding Corporation, as Borrower, the Lenders named therein, and KeyBank National Association, as Administrative Agent, Lead Arranger and Sole Book
                  Runner, dated November 12, 2003.

10.02             Put Agreement among State Automobile Mutual Insurance Company, State Auto Financial Corporation,
                  and KeyBank National Association, as Agent, dated November 12, 2003.

10.03             Standby Purchase Agreement between State Auto Financial Corporation and SAF Funding Corporation
                  dated November 12, 2003.
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                  Schedules and exhibits to the above described Credit
                  Agreement, Put Agreement and Standby Purchase Agreement have not been filed because the Company believes they do not
                  contain information material to an investment decision that is not otherwise disclosed in such documents. A list has been included in the Credit Agreement, Put Agreement and Standby
                  Purchase Agreement briefly identifying the contents of all omitted schedules and exhibits. The Company hereby agrees to furnish a copy of any omitted schedule or exhibit to the
                  Securities and Exchange Commission upon its request.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STATE AUTO FINANCIAL CORPORATION

Date: December 16, 2003                 By: /s/ Robert H. Moone
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                                             Robert H. Moone, President and
                                             Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.     Description of Exhibit
-----------     ----------------------
10.01           $100,000,000 Credit Agreement among SAF Funding Corporation, as Borrower, the Lenders named therein, and
                KeyBank National Association, as Administrative Agent, Lead Arranger and Sole Book Runner, dated November
                12, 2003.

10.02           Put Agreement among State Automobile Mutual Insurance Company, State Auto Financial Corporation, and
                KeyBank National Association, as Agent, dated November 12, 2003.

10.03           Standby Purchase Agreement between State Auto Financial Corporation and SAF Funding Corporation dated
                November 12, 2003.
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